UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2023

MDU Resources Group Inc
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-03480	30-1133956

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of David L. Goodin

On August 17, 2023, David L. Goodin, President and Chief Executive Officer of MDU Resources Group, Inc. (the “Company”), informed the Board of Directors (the “Board”) of the Company of his intention to retire as President and Chief Executive Officer effective as of end of day January 5, 2024. Mr. Goodin began his career in 1983 as an electrical engineer with subsidiary Montana-Dakota Utilities Co. He served in various positions of increasing responsibility, becoming MDU Resources’ President and Chief Executive Officer in 2013.

Promotion of Nicole A. Kivisto to President and Chief Executive Officer

On August 17, 2023, the Board appointed Nicole A. Kivisto to succeed Mr. Goodin as President and Chief Executive Officer, effective as of January 6, 2024. Ms. Kivisto was also appointed to the Board, effective January 6, 2024, to serve until the 2024 Annual Meeting of Stockholders.

Ms. Kivisto began her career with the Company in 1995 and has held a number of positions of increasing responsibility, including previous roles as MDU Resources’ Controller and Chief Accounting Officer. She was named President and Chief Executive Officer of Cascade Natural Gas Corporation, Intermountain Gas Company, and Montana-Dakota Utilities Co. in 2015. Compensation for Ms. Kivisto in connection with her promotion will be determined by the Board and the Compensation Committee of the Board prior to her succession.

There is no family relationship between Ms. Kivisto and any other person that would require disclosure under Item 401(d) of Regulation S-K. There are no understandings or arrangements with any person pursuant to which Ms. Kivisto was selected as a director, and Ms. Kivisto is not party to any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

The Board has determined that Ms. Kivisto will not serve on any committees of the Board. In addition, Ms. Kivisto will not receive any additional compensation for her service on the Board.

Item 7.01. Regulation FD Disclosure.

A copy of MDU Resources Group, Inc.’s press release announcing Mr. Goodin’s retirement and Ms. Kivisto’s appointment, issued on August 17, 2023, which the Company is furnishing to the Securities and Exchange Commission, is attached to this Current Report on Form 8- K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description
99.1	Press release of MDU Resources Group, Inc., dated August 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * *

Cautionary Note on Forward Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained in this Current Report on Form 8-K, including statements by the Chair of the Board, President and Chief Executive Officer, and future President and Chief Executive Officer, are expressed in good faith and are believed by the Company to have a reasonable basis. Nonetheless, actual results may differ materially from the projected results expressed in the forward-looking statements. For a discussion of important factors that could cause actual results to differ materially from those expressed in the forward-looking statements, refer to Item 1A-Risk Factors in the Company’s most recent Form 10-K and 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2023

MDU Resources Group, Inc.

By:	/s/ Paul R. Sanderson

Paul R. Sanderson
Vice President, Chief Legal Officer
and Secretary

4